UNITED STATES
                     SECURITIES AND EXCHANGE COMMISION
                          Washington, D.C.  20549



                                FORM 8-K



                             CURRENT REPORT
                     Pursuant to Section 13 OR 15(d)
                 of the Securities Exchange Act of 1934



Date of Report (Date of Earliest event reported)  February 10, 1998
                                                  -----------------


                               OM GROUP, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



          Delaware                 0-22572              52-1736882
 ----------------------------    ------------       -------------------
 (State or other jurisdiction    (Commission           (IRS Employer
       of incorporation)         File Number)       Identification No.)



   50 Public Square, 3800 Terminal Tower, Cleveland, Ohio  44113-2204
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                 (Address of principal executive offices)


Registrant's telephone number, including area code (216)781-0083
                                                   -------------


                                     N/A
        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)

ITEM 2     ACQUISITION OR DISPOSITION OF ASSETS

On January 30, 1998, OM Group, Inc. completed the acquisition of all the stock of Auric Corporation for a cash purchase price of $80 million. Auric Corporation is engaged in the manufacture and sale of electroplating chemicals and metal concentrates. Funds for the purchase price were obtained by the Company through bank borrowings.


ITEM 7     FINANCIAL STATEMENTS AND EXHIBITS

Financial statements, pro forma, financial information and exhibits, if any, under Item 7 of Form 8-K are not required under the related instructions or are inapplicable and, therefore, have been omitted.



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


OM GROUP, INC.



BY:    /s/ James M. Materna
       --------------------
       James M. Materna
       Chief Financial Officer

DATE:  February 19, 1998